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                                                                    EXHIBIT 32.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of North Pointe Holdings (the "Company") on Form 10-K for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), we, James G. Petcoff, Chief Executive Officer of the Company, and John H. Berry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 21, 2006              /s/ James G. Petcoff
                                    -----------------------------------------
                                    James G. Petcoff, Chief Executive Officer

Dated:  March 21, 2006              /s/ John H. Berry
                                    -----------------------------------------
                                    John H. Berry, Chief Financial Officer